UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 3, 2007

IDEARC INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, DFW Airport, Texas 75261

(Address of principal executive offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 3, 2007, Idearc Inc. issued a press release announcing its financial results for the three months ended March 31, 2007. A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Non-GAAP Measures

Idearc’s press release and financial schedules include financial information prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) as well as non-GAAP financial information. The non-GAAP financial information includes:

•	adjusted pro forma consolidated statements of income;

•	operating income before interest, taxes, depreciation and amortization (OIBITDA), as well as OIBITDA based on our adjusted and pro forma consolidated statements of income; and

•	OIBITDA margin, as well as OIBITDA margin based on our adjusted and pro forma consolidated statements of income.

The non-GAAP financial information may be determined or calculated differently by other companies.

The adjusted pro forma consolidated statements of income (i) eliminate one-time costs associated with our spin-off and a one-time stock-based compensation award because of the non-operational and non-recurring nature of these costs, and (ii) make adjustments for special items that are intended to present our financial results as if Idearc had been a stand-alone entity at the beginning of the periods presented and had exited the commercial printing business and entered into a new printing contract as of January 1, 2006. Descriptions of the eliminations and adjustments used to prepare our adjusted pro forma consolidated statements of income are provided in the financial schedules accompanying the press release.

Management believes the presentations of adjusted pro forma operating performance assist readers in better understanding our results of operations and trends from period to period, consistent with management’s evaluation of Idearc’s consolidated results of operations for a variety of internal measures including strategic business planning, capital allocation and incentive compensation. Management believes that the adjusted pro forma consolidated statements of income are more indicative of future operating results than GAAP results of operations because of the non-operational and/or non-recurring nature of the items eliminated and the on-going nature of the items included for purposes of reporting results of operations on an adjusted pro forma basis. As a result of these factors, management provides this information externally, along with a reconciliation to their comparable GAAP amounts, so readers have access to the detail and general nature of adjustments made to GAAP results.

Management believes that OIBITDA and OIBITDA margin are also useful to investors and other users of our financial information in evaluating our operating financial performance. OIBITDA is determined by adding back depreciation and amortization to operating income. OIBITDA margin is calculated by dividing OIBITDA by total operating revenue. OIBITDA and OIBITDA margin are used internally (i) for incentive compensation purposes and (ii) to evaluate current operating expense efficiency and operating profitability on a more variable cost basis by excluding the interest, taxes, depreciation and amortization expenses. Management believes that adjusted pro forma OIBITDA and OIBITDA margin assist readers in better understanding and evaluating our operating financial performance for the reasons described in the immediately preceding paragraph.

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Management provides non-GAAP financial information to enhance understanding of Idearc’s GAAP consolidated financial statements and readers should consider the information in addition to, but not instead of, Idearc’s financial statements prepared in accordance with GAAP.

Item 7.01.	Regulation FD Disclosure.

See Item 2.02. Results of Operations and Financial Condition.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Idearc Inc. press release, dated May 3, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEARC INC.

By:	/s/ William G. Mundy
Name:	William G. Mundy
Title:	Executive Vice President,
General Counsel and Secretary

Date: May 3, 2007

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Idearc Inc. press release, dated May 3, 2007

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